                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2000



                         INTERNATIONAL WIRE GROUP, INC.
               (Exact name of Registrant as specified in charter)



          DELAWARE                       33-93970                43-1705942
(State or other jurisdiction       (Commission file number)   (I.R.S. employer
      of incorporation)                                      identification no.)


                              101 SOUTH HANLEY RD.
                            ST. LOUIS, MISSOURI 63105
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (314) 719-1000


                                 --------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 29, 2000, pursuant to a Stock Purchase Agreement (the "Sale Agreement") dated March 23, 2000, by and among Viasystems International, Inc. ("Viasystems"), International Wire Group, Inc. (the "Company") and Wirekraft Industries, Inc. ("Wirekraft"), the Company consummated the sale of Wirekraft, a wholly owned subsidiary, to Viasystems for $210 million in cash (the "Wirekraft Sale"). The Company and Viasystems are commonly controlled by affiliates of Hicks, Muse, Tate and Furst Incorporated. As such, the Company will account for the Wirekraft Sale on a basis similar to a pooling of interests. The purchase price was determined by senior management of both companies. In addition, each of the boards of directors received opinions from nationally recognized financial advisors that the purchase price is fair, from a financial point of view, to each of the respective parties. Prior to consummating the Wirekraft Sale, Wirekraft distributed all of the outstanding shares of Wire Technologies, Inc. ("Wire Technologies") to the Company. Wire Harness Industries Inc., a wholly owned subsidiary of Wirekraft, together with its subsidiaries, comprised the Company's Wire Harness Segment. In connection with the Wirekraft Sale, the Company entered into a supply agreement (the "Supply Agreement") to supply substantially all of Wire Harness Industries, Inc.'s insulated wire requirements through 2003 which is a continuation of existing practice. Substantially all of the net proceeds (after the payment of fees and expenses) from such sale were used to repay indebtedness outstanding under the Company's senior credit facility.

         The unaudited pro forma condensed consolidated financial statements included in this Current Report on Form 8-K as listed under Item 7(b) below are presented for informational purposes only with respect to the pro forma financial effects of the Wirekraft Sale on the Company, as determined in accordance with the financial reporting rules of the Securities and Exchange Commission (the "Commission"). Such financial statements do not purport to be indicative of the financial position that would have actually existed or the results of operations that would have actually been attained if the transactions related to the Wirekraft Sale noted above had occurred and been recorded in the periods indicated. Nor do such financial statements purport to be indicative of the financial position or results of operations that may exist or be attained in the future. For a discussion of the risks and other important factors which may affect the Company's business, operating results and financial and other conditions, reference should be made to the discussion of such risks and other factors as included from time to time in the Company's filings with the Commission.

         The descriptions of the Sale Agreement and the Supply Agreement do not purport to be complete and are qualified in their entirety by reference to the copies of such documents which are filed as exhibits to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (b)      Pro Forma Financial Information.

                           The following unaudited pro forma condensed consolidated financial information of the Company is attached as Appendix A to this Current Report on From 8-K and by this reference incorporated herein:

                           (i)      Introduction;

                           (ii) Pro Forma Condensed Consolidated Balance Sheet (Unaudited) at December 31, 1999;

                           (iii) Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the year ended December 31, 1999;

                           (iv) Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the year ended December 31, 1998;

                           (v) Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the year ended December 31, 1997;

                           (vi) Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

                  (c)      Exhibits.

10.1              -                 Stock Purchase Agreement dated March 23,
                                    2000, by and among Viasystems International, Inc., International Wire Group, Inc. and
                                    Wirekraft Industries, Inc.

10.2 Supply Agreement dated March 29, 2000, between Wire Harness Industries, Inc. and International Wire Group, Inc.

99.1              -                 Press Release dated as of March 29, 2000

                                   APPENDIX A

                         INTERNATIONAL WIRE GROUP, INC.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


Introduction

The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1999, gives effect to the elimination of the assets and liabilities of Wirekraft, which was disposed of as described in Note 2 of the unaudited Pro Forma Condensed Consolidated Financial Statements and the related pro forma adjustments as described in the notes thereto. The balance sheet is presented as though the Wirekraft Sale occurred on December 31, 1999.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 1999, 1998 and 1997 give effect to the elimination of results of operations of Wirekraft which was disposed of as described in Note 2 to the unaudited Pro Forma Condensed Consolidated Financial Statements and the related pro forma adjustments as described in the notes thereto. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 1999, 1998 and 1997 are presented as though the Wirekraft Sale occurred on December 31, 1998, 1997 and 1996, respectively.

The unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of Operations should be read in conjunction with the notes thereto and with the historical consolidated financial statements of the Company and the notes thereto as included in the reports filed by the Company with the Commission from time to time.




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
                         INTERNATIONAL WIRE GROUP, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        (IN THOUSANDS, EXCEPT SHARE DATA)
                             AS OF DECEMBER 31, 1999



                                                                            Adjustments
                                                             -----------------------------------------
                                                  Company    Disposition               Pro Forma                   Company
                                                 Historical  of Wirekraft             Adjustments                 Pro Forma
                                                 ----------  ------------             -----------                 ---------
ASSETS

Current assets:
  Cash and cash equivalents                      $   7,425    $ 210,000 (1)            $(198,491)(4)             $  18,934
  Accounts receivable                              101,310      (15,836)(2)                3,940 (3)                89,414
  Inventories                                       92,142      (20,307)(2)                    -                    71,835
  Other current assets                              27,659       (3,157)(2)                    -                    24,502
                                                 ---------    ---------                ---------                 ---------
    Total current assets                           228,536      170,700                 (194,551)                  204,685
Property, plant and equipment, net                 184,660      (19,878)(2)                    -                   164,782
Intangibles and other assets                       264,911      (45,496)(2)               (3,202)(4)               216,213
                                                 ---------    ---------                ---------                 ---------
    Total assets                                   678,107      105,326                 (197,753)                  585,680
                                                 =========    =========                =========                 =========

LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)

Current liabilities:
  Current maturities of long-term obligations        9,606         (188)(2)               (8,000)(4)                 1,418
  Accounts payable                                  48,655      (14,041)(2)                3,940 (3)                38,554
  Accrued and other liabilities                     56,499      (10,034)(2)                8,500 (5),(6)            54,965
  Accrued interest                                   4,041            -                     (946)(4)                 3,095
                                                 ---------    ---------                ---------                 ---------
    Total current liabilities                      118,801      (24,263)                   3,494                    98,032
Long-term obligations, less current maturities     526,338         (123)(2)             (189,545)(4)               336,670
Other long-term liabilities                         52,698       (6,334)(2)                    -                    46,364
                                                 ---------    ---------                ---------                 ---------
    Total liabilities                              697,837      (30,720)                (186,051)                  481,066
Stockholder's equity (deficit):
  Common stock, $.01 par value, 1,000 shares
    authorized, issued and outstanding                   0            -                        -                         0
  Other stockholder's equity (deficit)             (19,730)     136,046 (1),(2)          (11,702)(4),(5),(6)        104,614
                                                 ---------    ---------                ---------                 ---------
    Total stockholder's equity (deficit)           (19,730)     136,046                  (11,702)                  104,614
                                                 ---------    ---------                ---------                 ---------
    Total liabilities and stockholder's equity
      (deficit)                                  $ 678,107    $ 105,326                $(197,753)                $ 585,680
                                                 =========    =========                =========                 =========

               See accompanying notes to the unaudited pro forma
                  condensed consolidated financial statements


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
                         INTERNATIONAL WIRE GROUP, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        (IN THOUSANDS, EXCEPT SHARE DATA)
                      FOR THE YEAR ENDED DECEMBER 31, 1999



                                                                           Adjustments
                                                                  ------------------------------
                                                      Company     Disposition        Pro Forma        Company
                                                     Historical   of Wirekraft       Adjustments     Pro Forma
                                                     ----------   ------------       -----------     ---------

Net sales                                            $ 643,690    $(191,046)(2)           29,021(3)  $ 481,665
Operating expenses:
      Cost of goods sold                               456,333     (138,379)(2)           29,021(3)    346,975
      Selling, general and administrative expenses
        including non-cash compensation income
        of $1,542                                       61,194      (23,376)(2)            2,684(7)     40,502
      Depreciation and amortization                     44,794       (9,257)(2)               --        35,537
      Unusual charges                                    3,000           --                   --         3,000
                                                     ---------    ---------            ---------     ---------

Operating income                                        78,369      (20,034)              (2,684)       55,651
Other income (expense):
      Interest expense                                 (49,839)       7,842(2)             9,067(4)    (32,930)
      Amortization of deferred financing costs          (3,050)         529(2)               462(4)     (2,059)
                                                     ---------    ---------            ---------     ---------

Income before income tax provision and
  cumulative effect of change in accounting
   principle                                            25,480      (11,663)               6,845        20,662
Income tax provision                                    10,055       (4,752)(2)            2,738(6)      8,041
                                                     ---------    ---------            ---------     ---------

Income before cumulative effect of change in
  accounting principle                               $  15,425    $  (6,911)           $   4,107     $  12,621
                                                     =========    =========            =========     =========


               See accompanying notes to the unaudited pro forma
                  condensed consolidated financial statements

                         INTERNATIONAL WIRE GROUP, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                      FOR THE YEAR ENDED DECEMBER 31, 1998



                                                                           Adjustments
                                                                  ------------------------------
                                                      Company     Disposition        Pro Forma        Company
                                                     Historical   of Wirekraft       Adjustments     Pro Forma
                                                     ----------   ------------       -----------     ---------

Net sales                                            $ 645,921    $(170,393)(2)       $   22,012(3)  $ 497,540
Operating expenses:
      Cost of goods sold                               464,552     (119,144)(2)           22,012(3)    367,420
      Selling, general and administrative expenses
        including non-cash compensation expense
        of $4,158                                       65,442      (22,248)(2)            2,459(7)     45,653
      Depreciation and amortization                     42,758       (7,759)(2)               --        34,999
                                                     ---------    ---------            ---------     ---------

Operating income                                        73,169      (21,242)              (2,459)       49,468
Other income (expense):
      Interest expense                                 (50,627)       8,510(2)             7,190(4)    (34,927)
      Amortization of deferred financing costs          (2,980)         519(2)               482(4)     (1,979)
      Other, net                                            95            4(2)                --            99
                                                     ---------    ---------            ---------     ---------
Income before income tax provision and
  cumulative effect of change in accounting
   principle                                            19,657      (12,209)               5,213        12,661
Income tax provision                                    10,002       (5,166)(2)            2,085(6)      6,921
                                                     ---------    ---------            ---------     ---------

Income before cumulative effect of change in
  accounting principle                               $   9,655    $  (7,043)           $   3,128     $   5,740
                                                     =========    =========            =========     =========


     See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

                         INTERNATIONAL WIRE GROUP, INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        (IN THOUSANDS, EXCEPT SHARE DATA)
                      FOR THE YEAR ENDED DECEMBER 31, 1997



                                                                           Adjustments
                                                                  ------------------------------
                                                      Company     Disposition        Pro Forma        Company
                                                     Historical   of Wirekraft       Adjustments     Pro Forma
                                                     ----------   ------------       -----------     ---------

Net sales                                            $ 695,148    $(165,430)(2)           19,828(3)  $ 549,546
Operating expenses:
      Cost of goods sold                               530,310     (119,268)(2)           19,828(3)    430,870
      Selling, general and administrative expenses
        including non-cash compensation expense
        of $4,010                                       60,713      (18,377)(2)            1,920(7)     44,256
      Depreciation and amortization                     36,826       (7,602)(2)               --        29,224
      Plant closing charges                              2,000           --                   --         2,000
      Inventory valuation adjustment                     8,500           --                   --         8,500
                                                     ---------    ---------            ---------     ---------

Operating income                                        56,799      (20,183)              (1,920)       34,696
Other income (expense):
      Interest expense                                 (50,939)       8,710(2)             7,595(4)    (34,634)
      Amortization of deferred financing costs          (3,132)         545(2)               651(4)     (1,936)
      Other, net                                          (103)         114(2)                --            11
                                                     ---------    ---------            ---------     ---------

Income before income tax provision, cumulative
  effect of change in accounting principle and
  extraordinary item                                     2,625      (10,814)               6,326         (1,863)
Income tax provision                                     2,654       (4,597)(2)            2,530(6)         587
                                                     ---------    ---------            ---------     ---------

Income (loss) before cumulative effect of change
  in accounting principle and extraordinary item     $     (29)   $  (6,217)           $   3,796     $  (2,450)
                                                     =========    =========            =========     =========



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



                         INTERNATIONAL WIRE GROUP, INC.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                 (In thousands)


Basis of Presentation

The unaudited Pro Forma Condensed Consolidated Balance Sheet begins with the historical condensed consolidated balance sheet for the Company as of December 31, 1999. A separate column is included to give effect to the disposition of Wirekraft, including the deletion of the divested business and the addition of the proceeds to the Company from such disposition. Another column is included for the related pro forma adjustments as described herein.

The unaudited Pro Forma Condensed Consolidated Statements of Operations begins with the historical condensed consolidated statements of operations for the Company for the years ended December 31, 1999, 1998 and 1997. A separate column is included to give effect to the disposition of Wirekraft, including the deletion of results of operations of the divested business. Another column is included for the related pro forma adjustments as described herein. The unaudited Pro Forma Condensed Consolidated Statement of Operations do not include one-time charges of an estimated $1,500 directly attributable to the disposition of Wirekraft.

Note 1

The unaudited Pro Forma Condensed Consolidated Balance Sheet includes an adjustment to record the proceeds to the Company of $210,000 for the sale of Wirekraft. Since the Wirekraft Sale is accounted for under a method similar to a pooling of interests because the entities are under common control, the proceeds are considered as a contribution of capital to the Company.

Note 2

The unaudited Pro Forma Condensed Consolidated Balance Sheet includes an adjustment to eliminate the assets, liabilities and equity of Wirekraft. The unaudited Pro Forma Condensed Consolidated Statements of Operations include adjustments to eliminate the results of operations for Wirekraft for each of the years ended December 31, 1999, 1998 and 1997.

Note 3

The Pro Forma Adjustments column of the unaudited Pro Forma Condensed Consolidated Balance Sheet includes an adjustment to recognize trade receivables of $3,940 from Wirekraft to the Company that were previously eliminated as an intercompany transaction. The Pro Forma Adjustments column of the unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 1999, 1998 and 1997 include adjustments to recognize sales of $29,021, $22,012 and $19,828, respectively, from a subsidiary of the Company to Wirekraft and the related cost of sales of the same amounts that were previously eliminated as an intercompany transaction.

Note 4

The Pro Forma Adjustments column of the unaudited Pro Forma Condensed Consolidated Balance Sheet includes an adjustment to record the retirement of $197,545 of debt outstanding under the Company's senior credit facility. Additionally, the related $946 of accrued interest and $3,202 of deferred financing costs were adjusted as if they had been paid or expensed as a result of the Wirekraft Sale.


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


                         INTERNATIONAL WIRE GROUP, INC.

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                  CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED



The Pro Forma Adjustments columns of the unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 1999, 1998 and 1997 include adjustments to reflect the reduction of indebtedness from the proceeds of the Wirekraft Sale. These adjustments are reflected as decreases to interest expense of $9,067, $7,190 and $7,595, respectively, and decreases in amortization of deferred financing costs of $462, $482 and $651, respectively.

Note 5

The Pro Forma Adjustments column of the unaudited Pro Forma Condensed Consolidated Balance Sheet includes an adjustment to record a liability related to the estimated costs directly attributable to the transaction of $1,500.

Note 6

The Pro Forma Adjustments column of the unaudited Pro Forma Condensed Consolidated Balance Sheet includes an adjustment to recognize an estimated $7,000 of various taxes as a result of the divestiture.

The pro forma adjustments included in the Pro Forma Adjustments columns of the unaudited Pro Forma Condensed Consolidated Statements of Operations described above have been presented on a pre-tax basis. For the unaudited Pro Forma Statements of Operations, an effective U.S. federal and state income tax rate of 40% was used to reflect the income tax impact of all pro forma adjustments. This rate approximates the statutory rate during each of the respective years.

Note 7

The Pro Forma Adjustments columns of the unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 1999, 1998 and 1997 include adjustments to record additional administrative costs related to corporate overhead that was previously allocated to Wirekraft. These adjustments are reflected as increases to selling, general and administrative expenses of $2,684, $2,459 and $1,920, respectively.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERNATIONAL WIRE GROUP, INC.




Date:  April 13, 2000                  By:     /s/ DAVID M. SINDELAR
                                               ---------------------
                                       Name:   David M. Sindelar
                                       Title:  Senior Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                              DESCRIPTION
------                              -----------
10.1              -                 Stock Purchase Agreement dated March 23,
                                    2000, by and among Viasystems International,
                                    Inc., International Wire Group, Inc. and
                                    Wirekraft Industries, Inc.

10.2                                Supply Agreement dated March 29, 2000,
                                    between Wire Harness Industries, Inc. and
                                    International Wire Group, Inc.

99.1              -                 Press Release dated as of March 29, 2000